(b) On November 6, 1995, the Company Board announced plans to exit the air freight business served by RGA, RSI's worldwide air freight subsidiary. The Company estimated a pre-tax charge of approximately $65 million for the operation's discontinuance which is not reflected in the pro forma financial statements. On November 17, 1995, the Company announced an agreement with an air freight company to provide continuing services to RGA's former U.S. customers and to sell certain limited U.S. assets. Although no assurances can be given, discussions are continuing with respect to the disposition of other U.S. assets and with an international freight forwarder with respect to the non-U.S. operations of RGA. The estimate of the pre-tax charge does not include the effects of any transactions or any sale proceeds which may be realized. No revised estimate is available as of the date of this Proxy Statement.

ROADWAY SERVICES, INC. PRO FORMA CONDENSED FINANCIAL STATEMENTS

     The following unaudited Pro Forma Condensed Financial Statements of RSI have been prepared on a pro forma basis to give effect to the Distribution and the discontinuance of the business of RGA. The unaudited Pro Forma Condensed Balance Sheet gives effect to the Distribution and the discontinuance of the business of RGA as if both events occurred on September 9, 1995. The unaudited Pro Forma Condensed Statements of Consolidated Income give effect to the Distribution and the discontinuance of the business of RGA as if both events occurred at the beginning of each period presented.

     The unaudited Pro Forma Condensed Financial Statements and accompanying notes should be read in conjunction with the audited financial statements and notes thereto incorporated by reference in this Proxy Statement. The unaudited Pro Forma Condensed Financial Statements do not purport to represent what the results of operations or financial position of RSI would actually have been if the Distribution and the discontinuance of the business of RGA in fact had occurred on the dates indicated or at any future date.

                    ROADWAY SERVICES, INC. AND SUBSIDIARIES
                    ---------------------------------------

                  UNAUDITED PRO FORMA CONDENSED BALANCE SHEET
                               SEPTEMBER 9, 1995

                                                                                                     LESS PRO
                                                        PRO FORMA ADJUSTMENTS                         FORMA
                                                       ------------------------     PRO FORMA       EFFECTS OF
                                                                       OTHER      BEFORE EFFECTS       RGA
                                                          LESS        EFFECTS         OF RGA       DISCONTINUANCE
                                          HISTORICAL    REX (A)     OF SPIN-OFF   DISCONTINUANCE     (F),(G)      PRO FORMA
                                          ----------   ----------   -----------   --------------   ------------   ----------
                                                            (AMOUNTS IN THOUSANDS, EXCEPT PER SHARE DATA)
ASSETS
Cash....................................  $   35,310   $   22,006     $    --       $   13,304       $    476     $  12,828
Marketable securities...................       1,906           --          --            1,906             --         1,906
Accounts receivable.....................     513,051      236,156          --          276,895         18,547       258,348
Due from affiliates.....................          --           --      29,000(b)        29,000             --        29,000
Prepaid expenses and supplies...........      87,668       14,316          --           73,352          2,963        70,389
Deferred income taxes...................      37,093        4,670          --           32,423          2,364        30,059
                                          ----------   ----------   -----------   --------------   ------------   ----------
    TOTAL CURRENT ASSETS................     675,028      277,148      29,000          426,880         24,350       402,530
Carrier operating property..............   2,890,528    1,435,556          --        1,454,972         53,784     1,401,188
Less allowances for depreciation........   1,596,465      995,325          --          601,140         24,380       576,760
                                          ----------   ----------   -----------   --------------   ------------   ----------
    TOTAL CARRIER OPERATING PROPERTY....   1,294,063      440,231          --          853,832         29,404       824,428
Deferred income taxes...................          --        2,720       2,720(c)            --             --            --
Prepaid pension expense.................          --           --      36,500(d)        36,500             --        36,500
Cost in excess of net assets of
  businesses acquired...................      95,042           --          --           95,042             --        95,042
Investment in REX.......................          --           --      10,648(e)        10,648             --        10,648
                                          ----------   ----------   -----------   --------------   ------------   ----------
                                              95,042        2,720      49,868          142,190             --       142,190
                                          ----------   ----------   -----------   --------------   ------------   ----------
                                          $2,064,133   $  720,099     $78,868       $1,422,902       $ 53,754    $1,369,148
                                          ==========   ==========   ===========   ==============   ============== ==========
LIABILITIES AND SHAREHOLDERS' EQUITY
Accounts payable........................  $  326,786   $  110,667     $    --       $  216,119       $ 14,750     $ 201,369
Salaries and wages payable..............     191,408      111,334          --           80,074          2,742        77,332
Short-term debt.........................     195,000           --          --          195,000             --       195,000
Short-term debt affiliates..............          --       29,000      29,000(b)            --             --            --
Other current liabilities...............     128,926       71,087          --           57,839         (4,725)       62,564
                                          ----------   ----------   -----------   --------------   ------------   ----------
    TOTAL CURRENT LIABILITIES...........     842,120      322,088      29,000          549,032         12,767       536,265
Casualty claims payable after one
  year..................................     110,025       90,454          --           19,571             --        19,571
Future equipment repairs................      29,971       28,373          --            1,598             --         1,598
Retiree medical.........................      63,653       43,930          --           19,723             74        19,649
Deferred income taxes...................      36,460           --       2,720(c)        53,380          2,130        51,250
                                                                       14,200(d)
                                          ----------   ----------   -----------   --------------   ------------   ----------
    TOTAL LONG-TERM LIABILITIES.........     240,109      162,757      16,920           94,272          2,204        92,068
                                                                       10,648(e)
    TOTAL SHAREHOLDERS' EQUITY..........     981,904      235,254      22,300(d)       779,598         38,783       740,815
                                          ----------   ----------   -----------   --------------   ------------   ----------
                                          $2,064,133   $  720,099     $78,868       $1,422,902       $ 53,754    $1,369,148
                                          ==========   ==========   ===========   ==============   ============== ==========

---------------

(a) Reflects the elimination of historical REX amounts as presented in the historical financial statements of REX included elsewhere in this Proxy Statement.

(b) At the balance sheet date, REX owed the Company $29 million. Such balance is not included in the Company's historical balance sheet as it was eliminated in consolidation. This adjustment reflects the receivable on a pro forma basis, which will be paid or eliminated on or before the Distribution Date. The line of credit borrowing between REX and the Company is more fully described in "REX Management's Discussion and Analysis of Financial Condition and Results of Operations--Liquidity and Capital Resources" and "The Distribution--Transactions Prior to or Contemporaneous with the Distribution".

(c) Reclassification of deferred income taxes from noncurrent assets to long-term liabilities.

(d) Represents the transfer of accrued pension costs and related deferred income taxes from RSI to REX attributable to the defined benefit pension plan obligation and related assets for active REX employees. The projected benefit obligation was actuarially determined based on the participants in the Plan that are active REX employees and actuarial assumptions used were consistent with assumptions previously used by RSI. The assets were split based on the requirements of Section 414(l) of the Code and other management considerations.

(e) Assumes 5% of REX Common Stock is retained by RSI.

(f) On November 6, 1995, the Company Board announced plans to exit the air freight business served by RGA. See note (b) to "Roadway Services, Inc. and Subsidiaries Capitalization".

(g) Reflects the elimination of historical RGA amounts, excluding intercompany borrowings, and a capital contribution of $125.4 million by the Company.

                    ROADWAY SERVICES, INC. AND SUBSIDIARIES
                    ---------------------------------------

              UNAUDITED PRO FORMA STATEMENT OF CONSOLIDATED INCOME
                    THIRTY-SIX WEEKS ENDED SEPTEMBER 9, 1995

                                                                                                     LESS PRO
                                                         PRO FORMA ADJUSTMENTS                         FORMA
                                                        ------------------------     PRO FORMA      EFFECTS OF
                                                                        OTHER      BEFORE EFFECTS       RGA
                                                           LESS        EFFECTS         OF RGA       DISCONTINUANCE
                                           HISTORICAL    REX (A)     OF SPIN-OFF   DISCONTINUANCE     (C),(D)     PRO FORMA
                                           ----------   ----------   -----------   --------------   -----------   ----------
                                                            (AMOUNTS IN THOUSANDS, EXCEPT PER SHARE DATA)
REVENUE..................................  $3,292,819   $1,569,991     $    --       $1,722,828      $  75,839   $1,646,989
OPERATING EXPENSES
  Salaries, wages and benefits...........   1,740,501    1,067,515      (3,300)(b)      669,686         30,627      639,059
  Purchased transportation...............     639,181      102,965          --          536,216         75,293      460,923
  Operating supplies and expenses........     584,291      272,095          --          312,196         23,379      288,817
  Operating taxes and licenses...........      88,989       52,565          --           36,424          2,898       33,526
  Insurance and claims...................      76,227       39,978          --           36,249            834       35,415
  Provision for depreciation.............     148,550       50,470          --           98,080          9,386       88,694
  Net (gain) loss on sale of carrier
      operating property.................      (1,530)        (550)         --             (980)             5         (985)
                                           ----------   ----------   -----------   --------------   -----------   ----------
    TOTAL OPERATING EXPENSES.............   3,276,209    1,585,038      (3,300)       1,687,871        142,422    1,545,449
                                           ----------   ----------   -----------   --------------   -----------   ----------
    OPERATING INCOME (LOSS)..............      16,610      (15,047)      3,300           34,957        (66,583)     101,540
Other (expense) income, net..............      (1,636)      (2,754)         --            1,118         (5,117)(e)    6,235
                                           ----------   ----------   -----------   --------------   -----------   ----------
    INCOME (LOSS) FROM CONTINUING
      OPERATIONS BEFORE INCOME TAXES.....      14,974      (17,801)      3,300           36,075        (71,700)     107,775
Provision (benefit) for income taxes.....       8,797       (4,605)      1,300(b)        14,702        (24,964)      39,666
                                           ----------   ----------   -----------   --------------   -----------   ----------
    INCOME (LOSS) FROM CONTINUING
      OPERATIONS.........................  $    6,177   $  (13,196)    $ 2,000       $   21,373      $ (46,736)   $  68,109
                                           ==========   ==========   ===========   ==============   ============  ==========
    INCOME PER SHARE FROM CONTINUING
      OPERATIONS.........................  $     0.16                                $     0.54                   $    1.73
                                           ==========                              ==============                 ==========

---------------

(a) Reflects the elimination of the historical results of operations of REX as presented in the historical financial statements of REX included elsewhere in this Proxy Statement. Included in "Other (expense) income, net" is interest expense of $1.5 million incurred under intercompany credit agreements with a subsidiary of the Company.

(b) Represents the decrease in pension expense and related tax effect through the thirty-six weeks ended September 9, 1995 attributable to the transfer of the defined benefit pension plan obligation and related assets for active REX employees from RSI to REX.

(c) On November 6, 1995, the Board of Directors of the Company announced plans to exit the air freight business served by RGA. See note (b) to "Roadway Services, Inc. and Subsidiaries Capitalization".

(d) Reflects the elimination of historical RGA amounts.

(e) Includes interest expense of $5.1 million incurred under intercompany credit agreements with a subsidiary of the Company with outstanding borrowings aggregating $125.4 million at September 9, 1995.

                    ROADWAY SERVICES, INC. AND SUBSIDIARIES
                    ---------------------------------------

              UNAUDITED PRO FORMA STATEMENT OF CONSOLIDATED INCOME
                          YEAR ENDED DECEMBER 31, 1994

                                                PRO FORMA ADJUSTMENTS
                                               ------------------------     PRO FORMA
                                                               OTHER      BEFORE EFFECTS      LESS PRO FORMA
                                                  LESS        EFFECTS         OF RGA          EFFECTS OF RGA
                                  HISTORICAL    REX (A)     OF SPIN-OFF   DISCONTINUANCE   DISCONTINUANCE(C),(D)   PRO FORMA
                                  ----------   ----------   -----------   --------------   ---------------------   ----------
                                                        (AMOUNTS IN THOUSANDS, EXCEPT PER SHARE DATA)
REVENUE.........................  $4,572,004   $2,171,117     $    --       $2,400,887           $  73,364        $2,327,523
OPERATING EXPENSES
  Salaries, wages and
    benefits....................   2,420,716    1,512,235      (4,800)(b)      903,681              31,787           871,894
  Purchased transportation......     889,476      105,486          --          783,990              83,974           700,016
  Operating supplies and
    expenses....................     776,366      388,268          --          388,098              27,331           360,767
  Operating taxes and
    licenses....................     120,249       74,031          --           46,218               2,400            43,818
  Insurance and claims..........     107,372       46,913          --           60,459                 815            59,644
  Provision for depreciation....     207,267       75,750          --          131,517              11,488           120,029
  Net (gain) loss on sale of
      carrier operating
      property..................      (1,179)      (2,628)         --            1,449                  (3)            1,452
                                  ----------   ----------   -----------   --------------        ----------         ----------
    TOTAL OPERATING EXPENSES....   4,520,267    2,200,055      (4,800)       2,315,412             157,792         2,157,620
                                  ----------   ----------   -----------   --------------        ----------         ----------
    OPERATING INCOME (LOSS).....      51,737      (28,938)      4,800           85,475             (84,428)          169,903
Other (expense) income, net.....         701       (1,775)         --            2,476              (3,901)(e)         6,377
                                  ----------   ----------   -----------   --------------        ----------         ----------
    INCOME (LOSS) FROM
      CONTINUING OPERATIONS
      BEFORE INCOME TAXES.......      52,438      (30,713)      4,800           87,951             (88,329)          176,280
Provision (benefit) for income
  taxes.........................      32,878       (9,268)      1,900(b)        44,046             (30,797)           74,843
                                  ----------   ----------   -----------   --------------        ----------         ----------
    INCOME (LOSS) FROM
      CONTINUING OPERATIONS.....  $   19,560   $  (21,445)    $ 2,900       $   43,905           $ (57,532)        $ 101,437
                                  ==========   ==========   ===========   ==============   ======================  ==========
    INCOME PER SHARE FROM
      CONTINUING OPERATIONS.....  $     0.50                                $     1.11                             $    2.58
                                  ==========                              ==============                           ==========

---------------

(a) Reflects the elimination of the historical results of operations of REX as presented in the historical financial statements of REX included elsewhere in this Proxy Statement.

(b) Represents the decrease in pension expense and related tax effect for the year ended December 31, 1994 attributable to the transfer of the defined benefit pension plan obligation and related assets for active REX employees from RSI to REX.

(c) On November 6, 1995, the Board of Directors of the Company announced plans to exit the air freight business served by RGA. See note (b) to "Roadway Services, Inc. and Subsidiaries Capitalization".

(d) Reflects the elimination of historical RGA amounts.

(e) Includes interest expense of $3.9 million incurred under intercompany credit agreements with a subsidiary of RSI with outstanding borrowings aggregating $80.0 million at December 31, 1994.

                    ROADWAY SERVICES, INC. AND SUBSIDIARIES
                    ---------------------------------------

              UNAUDITED PRO FORMA STATEMENT OF CONSOLIDATED INCOME
                   THIRTY-SIX WEEKS ENDED SEPTEMBER 10, 1994

                                                                                                     LESS PRO
                                                        PRO FORMA ADJUSTMENTS                         FORMA
                                                       ------------------------     PRO FORMA       EFFECTS OF
                                                                       OTHER      BEFORE EFFECTS       RGA
                                                          LESS        EFFECTS         OF RGA       DISCONTINUANCE
                                          HISTORICAL    REX (A)     OF SPIN-OFF   DISCONTINUANCE     (C),(D)      PRO FORMA
                                          ----------   ----------   -----------   --------------   ------------   ----------
                                                            (AMOUNTS IN THOUSANDS, EXCEPT PER SHARE DATA)
REVENUE.................................  $3,045,404   $1,443,002     $    --       $1,602,402       $ 43,498    $1,558,904
OPERATING EXPENSES
  Salaries, wages and benefits..........   1,638,997    1,024,289      (3,300)(b)      611,408         20,522       590,886
  Purchased transportation..............     559,879       59,443          --          500,436         51,754       448,682
  Operating supplies and expenses.......     534,065      272,466          --          261,599         16,673       244,926
  Operating taxes and licenses..........      84,316       52,062          --           32,254          1,599        30,655
  Insurance and claims..................      72,481       30,888          --           41,593            490        41,103
  Provision for depreciation............     144,260       53,450          --           90,810          8,997        81,813
  Net (gain) loss on sale of carrier
    operating property..................        (661)      (1,363)         --              702             (3)          705
                                          ----------   ----------   -----------   --------------   ------------   ----------
  TOTAL OPERATING EXPENSES..............   3,033,337    1,491,235      (3,300)       1,538,802        100,032     1,438,770
                                          ----------   ----------   -----------   --------------   ------------   ----------
  OPERATING INCOME (LOSS)...............      12,067      (48,233)      3,300           63,600        (56,534)      120,134
Other (expense) income, net.............       1,473         (978)         --            2,451         (2,331)(e)     4,782
                                          ----------   ----------   -----------   --------------   ------------   ----------
  INCOME (LOSS) FROM CONTINUING
    OPERATIONS BEFORE INCOME TAXES......      13,540      (49,211)      3,300           66,051        (58,865)      124,916
Provision (benefit) for income taxes....       7,705      (22,209)      1,300(b)        31,214        (20,460)       51,674
                                          ----------   ----------   -----------   --------------   ------------   ----------
  INCOME (LOSS) FROM CONTINUING
    OPERATIONS..........................  $    5,835   $  (27,002)    $ 2,000       $   34,837       ($38,405)    $  73,242
                                          ==========   ==========   ===========   ==============   ============== ==========
  INCOME PER SHARE FROM CONTINUING
    OPERATIONS..........................  $     0.15                                $     0.88                    $    1.86
                                          ==========                              ==============                  ==========

---------------

(a) Reflects the elimination of the historical results of operations of REX as presented in the historical financial statements of REX included elsewhere in this Proxy Statement.

(b) Represents the decrease in pension expense and related tax effect through thirty-six weeks ended September 10, 1994 attributable to the transfer of the defined benefit pension plan obligation and related assets for active REX employees from RSI to REX.

(c) On November 6, 1995, the Board of Directors of the Company announced plans to exit the air freight business served by RGA. See note (b) to "Roadway Services, Inc. and Subsidiaries Capitalization".

(d) Reflects the elimination of historical RGA amounts.

(e) Includes interest expense of $2.3 million incurred under intercompany credit agreements with a subsidiary of RSI with outstanding borrowings aggregating $68.9 million at September 10, 1994.